UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2026

APPLE iSPORTS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-32389	88-0126444
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Spectrum Center, Suite 900 Irvine, California	92612
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 247-4210

(Former name or former address, if changed since the last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry of a Material Definitive Agreement.

On March 1, 2026, the Company entered into a Joint Venture and License Agreement (“Agreement”) with Apple iCasino, an unaffiliated company domiciled in Australia (“AiC”), to create a joint venture utilizing an existing online, crypto gaming platform of AiC, called appleicasino.com (“Platform”). The Platform recently has commenced operations in a limited number of countries, and as such the Company can not predict the success of the Platform.

Under the Agreement, each party will contribute certain assets to the Joint Venture and in exchange each party will receive and own one half of the Joint Venture. Among other terms, AiC will be responsible for all costs and expenses associated with operating the Platform, including any Platform enhancements.

The Joint Venture will be managed by a Board of Managers consisting of two individuals. Each party have appointed a representative to the Board of Managers. The term of the Joint Venture will be successive three (3) year terms unless certain termination conditions arise. The Company’s Board of Directors approved and ratified the Joint Venture effective March 1, 2026.

The Joint Venture contains typical representations and warranties, along with indemnification provisions.

The description of the Joint Venture above is not exhaustive, and are qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.20.

A copy of the press release issued on March 2, 2026 is included as an exhibit hereto.

Item 7.01. Regulation FD Disclosure

On March 1, 2026, the Company issued the press release regarding the Joint Venture attached hereto as Exhibit 99.1.

The information in this Item 7.01 of this Current Report shall not be deemed "filed" for any purpose, including for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. The filing of this report and the furnishing of this information pursuant to Item 7.01 do not mean that such information is material or that disclosure of such information is required.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits – The following exhibits are filed as part of this report:

Exhibit No.	Description of Exhibit

10.20	License and Joint Venture Agreement by and between Apple iSports Group, Inc. and Apple iCasino dated March 1, 2026.

99.1	Press Release dated March 1, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple iSports Group, Inc. (Registrant)

Date: March 5, 2026	By:	/s/ Joe Martinez
Joe Martinez Chief Executive Officer

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